UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2025

IGC PHARMA, INC.

(Exact name of registrant as specified in charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10224 Falls Road, Potomac, Maryland 20854

(Address of principal executive offices) (Zip Code)

(301) 983-0998

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	IGC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed on October 1, 2025, Holi Hemp LLC (the “Seller”), a wholly owned subsidiary of IGC Pharma, Inc. (the “Company”), entered into a Sale of Assets and Manufacturing Agreement (the “Sale Agreement”), dated September 29, 2025, with Wellness Essentials Northwest LLC (the “Buyer”) to sell certain equipment, inventory, and related operating assets of Seller’s Vancouver, Washington facility for an agreed upon fair value of approximately $2.7 million for the transaction, subject to adjustment based on completion of the auditor’s valuation review and the satisfaction of certain closing conditions.

On November 13, 2025, the closing conditions were satisfied and the transactions under the Sale Agreement were consummated for a fair value of approximately $2.7 million.

The foregoing description of the Sale Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Sale Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2025, and the unaudited pro forma condensed consolidated statement of operations for the three months ended June 30, 2025, reflecting the disposition described above are filed as Exhibit 99.1 and incorporated herein by reference.

Exhibit No.	Description

10.1	Sale of Assets and Manufacturing Agreement, dated September 29, 2025, between Holi Hemp LLC (d/b/a HH Processors) and Wellness Essentials Northwest Inc. (previously filed with the Original Report on October 1, 2025).

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGC PHARMA, INC.

Dated: November 14, 2025	By:	/s/ Claudia Grimaldi
	Name:	Claudia Grimaldi
	Title:	Principal Financial Officer and Vice President

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